SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.        Results of Operations and Financial Condition

On February 22, 2018, FTI Consulting, Inc. (“FTI Consulting”) held a conference call relating to the press release issued on February 22, 2018 announcing financial results for the three months and year ended December 31, 2017 and guidance for the year-ending December 31, 2018. The text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure

During the call, FTI Consulting uses information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these measures are considered “Non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission. Specifically, FTI Consulting has referred to the following non-GAAP measures:

•	Total Segment Operating Income

•	Adjusted EBITDA

•	Total Adjusted Segment EBITDA

•	Adjusted EBITDA Margin

•	Adjusted Net Income

•	Adjusted Earnings per Diluted Share

•	Free Cash Flow

FTI Consulting has included the definitions of “Segment Operating Income” and “Adjusted Segment EBITDA,” which are financial measures presented in accordance with GAAP, in order to more fully define the components of certain Non-GAAP financial measures. FTI Consulting evaluates the performance of its operating segments based on Adjusted Segment EBITDA, and Segment

Operating Income is a component of the definition of Adjusted Segment EBITDA. FTI Consulting defines “Segment Operating Income” as a segment’s share of consolidated operating income. FTI Consulting defines “Total Segment Operating Income,” which is a Non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. FTI Consulting uses Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. FTI Consulting defines “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. FTI Consulting uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because FTI Consulting believes it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. FTI Consulting defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues.

FTI Consulting defines “Total Adjusted Segment EBITDA,” which is a Non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. FTI Consulting defines “Adjusted EBITDA,” which is a Non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. FTI Consulting believes that the Non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI

Consulting’s industry. Therefore, FTI Consulting also believes that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of its operating results with the operating results of other companies.

FTI Consulting defines “Adjusted Net Income” and “Adjusted Earnings per Diluted Share” (“Adjusted EPS”), which are Non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the adjustment related to the adoption of the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). FTI Consulting uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management of FTI Consulting uses Adjusted EPS to assess total company operating performance on a consistent basis. FTI Consulting believes that this Non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, and the 2017 Tax Act, when considered together with its GAAP financial results, provides management and investors with an additional understanding of its business operating results, including underlying trends.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Consolidated Statements of Comprehensive Income. Reconciliations of GAAP to Non-GAAP financial measures to the most directly comparable GAAP financial measures are included in FTI Consulting’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 22, 2018.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Transcript dated February 22, 2018, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 27, 2018	By:	/s/ CURTIS LU
Curtis Lu
General Counsel

3